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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014

Truven Holding Corp.	Truven Health Analytics Inc.
(Exact name of registrant parent guarantor as specified in its charter)	(Exact name of registrant issuer as specified in its charter)

Delaware	45-5164353	Delaware	06-1467923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

777 E. Eisenhower Parkway

Ann Arbor, Michigan 48108

(734) 913-3000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Third Supplemental Indenture

On November 3, 2014, Truven Health Analytics Inc. (the “Company”) entered into the Third Supplemental Indenture (the “Third Supplemental Indenture”) by and among the Company, Truven Holding Corp. (“Truven Holding”), Simpler Consulting, LLC (“Simpler Consulting”), Simpler North America, LLC (“Simpler NA”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) to add Simpler NA and Simpler Consulting as guarantors. A copy of the Third Supplemental Indenture is attached to this report as Exhibit 4.1 and incorporated herein by reference.

Fourth Supplemental Indenture

On November 5, 2014, the Company entered into the Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”) by and among the Company, Truven Holding, Simpler Consulting, Simpler NA, Joan Wellman and Associates, Inc. (“JWA” and, together with Truven Holding, Simpler Consulting and Simpler NA, the “Guarantors”) and the Trustee to add JWA as a guarantor. A copy of the Fourth Supplemental Indenture is attached to this report as Exhibit 4.2 and incorporated herein by reference.

Purchase Agreement

On November 6, 2014, the Company entered into the Purchase Agreement by and among the Company, the Guarantors and J.P. Morgan Securities LLC, as initial purchaser (the “Initial Purchaser”) in respect of a private placement (the “Private Placement”) offering, exempt from registration under the Securities Act of 1933, of $40,000,000 aggregate principal amount of its 10.625% Senior Notes due 2020 (the “Additional Notes”).  The Additional Notes were offered and sold in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Additional Notes were resold to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in reliance on Regulation S. The offering closed on November 12, 2014.

The Purchase Agreement contains customary terms, conditions, representations and warranties and indemnification provisions.

The Company used a part of the net proceeds of the Private Placement together with cash on hand to finance the acquisition of HBE Solutions, LLC (“HBE”), a leading provider of stakeholder information that is essential for life sciences companies to gain drug approval, reimbursement, and adoption.  The acquisition of HBE closed on November 12, 2014.  The Company also intends to use a part of the net proceeds of the Private Placement to repay borrowings under its revolving credit facility used to finance the acquisition of JWA, a leading provider of lean consulting services to the healthcare industry, and pay the related fees and expenses.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance and sale of the Additional Notes, on November 12, 2014, the Company and the Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Initial Purchaser. Under the Registration Rights Agreement, the Company and the Guarantors agreed to use their commercially reasonable efforts to file with the United States Securities and Exchange Commission and cause to become effective a registration statement relating to an offer to issue new notes having terms substantially identical to the Additional Notes in exchange for outstanding Additional Notes. In certain circumstances, the Company and the Guarantors may be required to use commercially reasonable efforts to file a shelf registration statement to cover resales of the Additional Notes. The Company may be required to pay additional interest to holders of the Additional Notes under certain circumstances in connection with its obligations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 to this Current Report and incorporated by reference herein.

The information provided under Item 2.03 of this Current Report is incorporated into this Item 1.01 by reference.

Sixth Supplemental Indenture

On November 12, 2014, the Company entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) by and among the Company, the Guarantors and the Trustee to add HBE as a guarantor. A copy of the Sixth Supplemental Indenture is attached to this report as Exhibit 4.4 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Fifth Supplemental Indenture, Indenture and Additional Notes

The Additional Notes, described in Item 1.01 of this Current Report were issued pursuant to the indenture dated June 6, 2012 (the “Indenture”) governing the $327,150,000 aggregate principal amount of 10.625% Senior Notes due 2020 that were issued on June 6, 2012 (the “Existing Notes” and, together with the Additional Notes, the “Notes”), as supplemented by the Fifth Supplemental Indenture, dated as of November 12, 2014 (the “Fifth Supplemental Indenture”) by and among the Company, the Guarantors and the Trustee.  The Additional Notes are unconditionally guaranteed jointly and severally on a senior unsecured basis by the Guarantors and certain future subsidiaries of the Company.  The Additional Notes form a single series with the Existing Notes.

Interest and Maturity

The Notes bear interest at a rate of 10.625% per annum and mature on June 1, 2020. Interest on the Additional Notes is payable semi-annually in arrears on June 1 and December 1 each year, beginning on December 1, 2014.

Optional Redemption

The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after June 1, 2016, at a redemption prices set forth below, together with accrued and unpaid interest, if any, to the date of redemption.

At any time prior to June 1, 2015, the Company may redeem up to 35% of the original principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 110.625% of the principal amount of the Notes, together with accrued and unpaid interest, if any, to the date of redemption.

At any time prior to June 1, 2016, the Company may also redeem some or all of the Notes at a price equal to 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, to the date of redemption, plus a “make-whole premium”.

Ranking

The Existing Notes and the guarantees of the Existing Notes are, and the Additional Notes and the guarantees of the Additional Notes will be, the Company’s and the guarantors’ senior unsecured obligations and:

•      rank senior in right of payment to all of the Company’s and the guarantors’ existing and future subordinated indebtedness;

•      rank equally in right of payment with all of the Company’s and the guarantors’ existing and future senior indebtedness;

•      be effectively subordinated to any of the Company’s and the guarantors’ existing and future secured debt, to the extent of the value of the assets securing such debt; and

•      be structurally subordinated to all of the existing and future liabilities (including trade payables) of any of the Company’s future subsidiaries that does not guarantee the Notes.

Change of Control

If a Change of Control (as defined in the Indenture) occurs, each holder of Notes may require the Company to repurchase all or a portion of that holder’s Notes for cash at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued but unpaid interest on the Notes repurchased, to, but excluding, the date of repurchase.

Events of Default

The Indenture provides for customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture, and certain events of bankruptcy, insolvency and reorganization.

The foregoing description of the Additional Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Supplemental Indenture, which is attached to this Current Report as Exhibit 4.3 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)The following exhibits are filed as a part of this Report.

Exhibit No.	Description
4.1	Third Supplemental Indenture, dated as of November 3, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Fourth Supplemental Indenture, dated as of November 5, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Fifth Supplemental Indenture, dated as of November 12, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4	Sixth Supplemental Indenture, dated as of November 12, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
10.1	Purchase Agreement, dated as of November 6, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and J.P. Morgan Securities LLC, as Initial Purchaser.
10.2	Registration Rights Agreement between Truven Health Analytics Inc., the Guarantors named therein and J.P. Morgan Securities LLC, as Initial Purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRUVEN HOLDING CORP.		TRUVEN HEALTH ANALYTICS INC.
(Registrant)		(Registrant)

By:	/s/ ANDRA K. HELLER	By:	/s/ ANDRA K. HELLER
Andra K. Heller, General Counsel and Secretary		Andra K. Heller, General Counsel and Secretary
Date: November 12, 2014		Date: November 12, 2014

EXHIBIT INDEX

Exhibit No.	Description
4.1	Third Supplemental Indenture, dated as of November 3, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.2	Fourth Supplemental Indenture, dated as of November 5, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.3	Fifth Supplemental Indenture, dated as of November 12, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
4.4	Sixth Supplemental Indenture, dated as of November 12, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee.
10.1	Purchase Agreement, dated as of November 6, 2014, by and between Truven Health Analytics Inc., the Guarantors named therein and J.P. Morgan Securities LLC, as Initial Purchaser.
10.2	Registration Rights Agreement between Truven Health Analytics Inc., the Guarantors named therein and J.P. Morgan Securities LLC, as Initial Purchaser.